SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                 ______________________________


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 9, 2000


                           ONEIDA LTD.
     (Exact name of Registrant as specified in its charter)



      NEW YORK                         1-5452                  15-0405700
(State or other jurisdiction      (Commission File           I.R.S. Employer
   of incorporation)                    Number)           Identification Number)


163-181 KENWOOD AVENUE, ONEIDA NEW YORK            13421
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (315) 361-3000

Former name or  former address, if changed since last report  N/A

Item 2.  Acquisition or Disposition of Assets

         On August 9, 2000, Oneida Ltd., a New York corporation (the "Registrant"), purchased all outstanding shares of stock of Delco International, Ltd., a New York corporation ("Delco") pursuant to the Stock Purchase Agreement, dated as of May 30, 2000, among the Registrant, Delco, and Perry Delman, Robert Delman, Peter Kranes, Michael Sehlmeyer and Dennis Kanfer (each, a "Stockholder"; collectively, the "Stockholders") (the "Stock Purchase Agreement"), as amended on August 9, 2000. Copies of the Stock Purchase Agreement and the Letter Agreement regarding amendments to the Stock Purchase Agreement, dated as of August 9, 2000, among the Registrant, Delco and the Stockholders (the "Amendment to Stock Purchase Agreement"), are attached
hereto   as   Exhibits  2.1  and  2.2,  respectively,   and   are incorporated
herein by reference.

         The purchase price of approximately $59.4 million in cash paid by the Registrant to the Stockholders pursuant to the Stock Purchase Agreement was borrowed under the Registrant's existing Credit Agreement with several lenders and The Chase Manhattan Bank as Administrative Agent. The purchase price was arrived at through arm's length negotiations between the Registrant, Delco and the Stockholders, and was determined after consideration of Delco's audited financial statements and a review of Delco's assets and business. The purchase price is subject to adjustment pursuant to the Stock Purchase Agreement based on the net worth of Delco as of August 9, 2000. $8 million of the purchase price was placed in escrow with The Chase Manhattan Bank ("Chase") pursuant to an Escrow Agreement, dated as of May 30, 2000 among the Registrant, Delco, the Stockholders and Chase (the "Escrow Agreement"), as amended on August 9, 2000. Copies of the Escrow Agreement and the Amendment to Escrow Agreement dated as of August 9, 2000, among the Registrant, Delco, the Stockholders and Chase are attached hereto as Exhibits 2.3 and 2.4, respectively, and are incorporated herein by reference.

         No prior relationship existed between Delco or the Stockholders, on the one hand, and the Registrant and its respective affiliates, directors or officers, on the other hand.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Businesses Acquired

              The Financial Statements required by this Item are
              not included with this Form 8-K, but shall be filed as an amendment to this Form 8-K within 60 days following the date of this Report.

         (b)  Pro Forma Financial Information

              The Pro Forma Financial Information required by this Item are not included with this Form 8-K, but shall be filed as an amendment to this Form 8-K within 60 days following the date of this Report.

         (c)  Exhibits

              2.1 Stock Purchase Agreement, dated as of May 30, 2000, among Oneida Ltd., Delco International Ltd., Perry Delman, Robert Delman, Peter Kranes, Michael Sehlmeyer and Dennis Kanfer.

              2.2 Amendment to Stock Purchase Agreement, dated as of August 9, 2000, among Oneida Ltd., Delco International Ltd., Perry Delman, Robert Delman, Peter Kranes, Michael Sehlmeyer and Dennis Kanfer.

              2.3 Escrow Agreement, dated as of May 30, 2000, among Oneida Ltd., Delco International Ltd., Perry Delman, Robert Delman, Peter Kranes, Michael Sehlmeyer, Dennis Kanfer and the Chase Manhattan Bank, N.A.

              2.4 Amendment to Escrow Agreement, dated as of August 9, 2000, among Oneida Ltd., Delco International Ltd., Perry Delman, Robert Delman, Peter Kranes, Michael Sehlmeyer, Dennis Kanfer and the Chase Manhattan Bank, N.A.

              99.1 Press Release of the Registrant, dated May 30, 2000.


                                       SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ONEIDA LTD.

Dated:  August  24,  2000              By:  /s/ CATHERINE H. SUTTMEIER
                                            Catherine H. Suttmeier Corporate
                                            Vice President, Secretary
                                            and General Counsel